SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  ----------



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  December 2, 1996





                           Able Telcom Holding Corp.
              (Exact name of registrant as specified in charter)



        Florida                     0-21986                  65-0013218
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)            file number)            identification no.)



1601 Forum Place, Suite 1110, West Palm Beach, Florida         33401
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (561) 688-0400




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Item 2. Acquisition or Disposition of Assets.

     On December 2, 1996, the Registrant, through its wholly owned subsidiary, Telecommunication Services Group, Inc., a Florida corporation ("TSG"), acquired all the issued and outstanding capital stock of Dial Communications, Inc., a Florida corporation ("Dial"), from its sole shareholders, William E. and Sybil
C. Newton (the "Sellers") (the acquisition of such stock, as described herein, is referred to as the "Acquisition"). The Acquisition was effected pursuant to a Stock Purchase Agreement dated as of November 30, 1996 (the "Acquisition Agreement") among TSG, the Registrant and the Sellers. The purchase price was $3,000,000 paid in cash, 108,489 shares of common stock of the Registrant, and a three-year promissory note of the Registrant and TSG in the amount of $892,000 bearing interest at prime plus 1/2%. The Registrant funded the cash component of the purchase price in part through its line of credit and in part through a $1.9 million term loan, both with Sun Trust, N.A.

     In connection with the Acquisition, the Registrant entered into a three-month employment agreement with Sybil C. Newton and an 18-month consulting agreement with William E. Newton.

     Dial is a provider of advanced telecommunication network services including the installation and integration of both outside and inside plant; typically, fiber optic and coaxial cable, and ancillary equipment for digital voice, data, and video transmission installed to upgrade existing networks and to provide connectivity to office buildings, local, and wide area networks. Dial has operated primarily in northern Florida, Alabama and Georgia for more than 25 years.
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Item 7. Financial Statements and Exhibits.

      The following financial statements, pro forma financial information and exhibits are filed as part of this Form 8-K:

      (a)   Financial Statements.

     It is not practical to provide financial information required to be filed on account of the Acquisition (the "Financial Information") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later that 60 days after the date this report must be filed. The Registrant expects to file the Financial Information on or about February 11, 1996.

      (b)   Pro Forma Financial Information.

     It is not practical to provide the pro forma financial information required to be filed on account of the Acquisition (the "Pro Forma Information") on the date that this report is being filed with the Securities and Exchange Commission. The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later that 60 days after the date this report must be filed. The Registrant expects to file the Pro Forma Information on or about February 11, 1996.

      (c)   Exhibits.



Exhibit No.                  Description

    10.1      Stock Purchase Agreement among the Registrant,
              Telecommunication Services Group, Inc., Dial
              Communications, Inc., William E. Newton and Sybil C.
              Newton.

    10.2      Promissory Note




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




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ABLE TELCOM HOLDING CORP.

                                          By:  /s/ Daniel L. Osborne
                                          ---------------------------
                                               Daniel L. Osborne
                                               Chief Accounting Officer


Dated: December 13, 1996